UNITED STATES
SECURITIES AND EXCHANGE COMMISSION
Washington, D.C. 20549
FORM 8-K
CURRENT REPORT
Pursuant to Section 13 or 15(d) of the Securities Exchange Act of 1934

Date of Report (Date of earliest event reported): August 7, 2026

MSCI Inc.
(Exact name of Registrant as Specified in Its Charter)

Delaware	001-33812	13-4038723
(State or other jurisdiction of incorporation)	(Commission File Number)	(IRS Employer Identification No.)

7 World Trade Center,	250 Greenwich Street, 49th Floor,	New York,	New York	10007
(Address of principal executive offices) (Zip Code)
(212) 804-3900
(Registrant's telephone number, including area code)

NOT APPLICABLE
(Former name or former address, if changed since last report.)

Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions (see General Instruction A.2. below):

☐ Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425)
☐ Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a-12)
☐ Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b))
☐ Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e-4(c))

Securities registered pursuant to Section 12(b) of the Act:

Title of each class	Trading Symbol(s)	Name of each exchange on which registered
Common Stock, par value $0.01 per share	MSCI	New York Stock Exchange

Indicate by check mark whether the registrant is an emerging growth company as defined in Rule 405 of the Securities Act of 1933 (§230.405 of this chapter) or Rule 12b-2 of the Securities Exchange Act of 1934 (§240.12b-2 of this chapter).
Emerging growth company ☐

If an emerging growth company, indicate by check mark if the registrant has elected not to use the extended transition period for complying with any new or revised financial accounting standards provided pursuant to Section 13(a) of the Exchange Act.
☐

Item 5.02. Departure of Directors or Certain Officers; Election of Directors; Appointment of Certain Officers; Compensatory Arrangements of Certain Officers.

On August 7, 2026, in connection with the previously disclosed departure of the Global Controller and Chief Accounting Officer of MSCI Inc. (the “Company”), as disclosed in the Company’s Current Report on Form 8-K filed with the U.S. Securities and Exchange Commission (the “SEC”) on March 31, 2026, the Board of Directors of the Company appointed Andrew C. Wiechmann, the Company’s Chief Financial Officer, to serve as the Company’s principal accounting officer on an interim basis, effective August 10, 2026, until a successor is designated. Mr. Wiechmann will continue to serve as the Company’s Chief Financial Officer and principal financial officer.

Also effective August 10, 2026, Kristine Johnson was appointed to serve as the Company’s interim Global Controller, reporting to Mr. Wiechmann. Ms. Johnson has served as the Company’s Commercial Controller and Head of Revenue Operations since April 2025 and previously served as the Company’s Head of External Reporting from August 2022 to April 2025.

Mr. Wiechmann’s biographical information is set forth in the Company’s Annual Report on Form 10-K filed with the SEC on February 6, 2026, and such information is incorporated herein by reference. There are no family relationships between Mr. Wiechmann and any director or executive officer of the Company that require disclosure under Item 401(d) of Regulation S-K, and there are no transactions involving Mr. Wiechmann that require disclosure under Item 404(a) of Regulation S-K. No new compensatory arrangements will be entered into with Mr. Wiechmann in connection with his assuming the responsibilities as the Company’s interim principal accounting officer.

SIGNATURE
Pursuant to the requirements of the Securities Exchange Act of 1934, the Registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

MSCI Inc.

Date: August 7, 2026	By:	/s/ Henry A. Fernandez
	Name:	Henry A. Fernandez
	Title:	Chairman, Chief Executive Officer and President